EXHIBIT 23-A
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                         INDEPENDENT AUDITOR'S CONSENT


         We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-84849 of Avatex Corporation on Form S-3 of our report dated September 26, 2000, on the Phar-Mor, Inc. consolidated financial statements and related consolidated financial statement schedule, and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
October 17, 2000




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